UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2012

iGo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30907	86-0843914
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17800 North Perimeter Dr., Suite 200,

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 596-0061

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2012, J. Brian Dennison notified iGo, Inc. (the “Company”) of his resignation as Vice President, America Sales of the Company, effective as of January 1, 2013. Mr. Dennison has resigned to pursue other opportunities. A replacement has not been named at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGO, INC.

Date: January 3, 2013	By:	/s/ Michael D. Heil
Michael D. Heil
President and Chief Executive Officer